SEVENTH AMENDMENT TO
           CONNECTICUT NATURAL GAS CORPORATION UNION EMPLOYEE SAVINGS PLAN
                               (AS AMENDED AND RESTATED
                           EFFECTIVE AS OF JANUARY 1, 1989)




               The Connecticut Natural Gas Corporation Union Employee

          Savings Plan is hereby amended as follows:

               1.   Pursuant to an Agreement and Plan of Exchange, out-

          standing shares of CNG Common Stock will be exchanged for shares of the common stock of CTG Resources, Inc.  Each share of CNG

          Common Stock will be exchanged for one share of common stock of

          CTG Resources, Inc. ("CTG").  As of the effective date of such

          Agreement and Plan of Exchange, any reference in the Plan docu-

          ment to "CNG Common Stock" as an investment option under the Plan

          (including voting rights relating thereto), and as a distribution option, shall be deleted and replaced by reference to "CTG Common

          Stock."  This change from CNG to CTG shall relate solely to the investment of such stock under the Plan; CNG shall continue to be the Company sponsoring and maintaining the Plan.

               2.   The last sentence of Section 2.05A, as added by the

          Third Amendment, relating to "Change of Control," is amended by the addition of the words "or any related corporation" after the words "of the Corporation" set forth in the parenthetical phrase in subsection (iii)(2) thereof; and by the deletion of the last sentence thereof and the substitution of the following sentence in lieu thereof:

               "Following the effective date of an Agreement and Plan of Exchange, pursuant to which outstanding shares of CNG Common Stock will be exchanged for shares of the





               common stock of CTG Resources, Inc., the term
               'Corporation,' as used in this Section 2.05A, shall mean CTG Resources, Inc., or any successor thereto."

               3.   Except as hereinabove modified and amended, the Amended

          and Restated Plan (as amended) shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company hereby executes this Seventh

          Amendment this 2nd day of May, 1997.


          WITNESS:                      CONNECTICUT NATURAL GAS CORPORATION


          S/ R. L. Babcock                   James P. Bolduc
          _________________________     By:_______________________________
                                           Its
































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